UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2015

BIOETHICS, LTD.

(Exact  Name of Registrant as Specified in Charter)

Nevada	33-55254-41	87-0485312
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

1661 Lakeview Circle, Ogden, UT	84403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 399-3632

3625 Cove Point Drive, Salt Lake City, UT 84104

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2015, Bradly Petersen resigned from the Board and as an officer of Bioethics, Ltd. (the “Company”). Mr. Petersen has been the sole member of the Board and the Company’s Chief Executive Officer, President, and Secretary since June 18, 2014. On July 24, 2015, Mark A. Scharmann, was appointed to the Board of Directors. Mr. Scharmann was also appointed as the Company’s President, Chief Executive Officer, and Secretary. A summary of Mr. Scharmann’s business experience and background is as follows:

Mr. Scharmann, age 56, has been a private investor and business consultant since 1980. During late 1979 and early 1980, he became involved in the consulting business following his compilation and editing of a publication titled Digest of Stocks Listed on the Intermountain Stock Exchange (Library of Congress Cat. No. 80-82407). In 1981, he compiled and edited an industry directory called the OTC Penny Stock Digest (Library of Congress Cat. No. 80-82471).

Mr. Scharmann has been involved and an officer, director or consultant in several reverse merger transactions, including:

•

Bio Lase Technologies (NASADQ:BLTI), a developer and marketer of advanced medical and dental laser products, including specialized biomaterials for medical and dentistry specialties.

•

 Capital Title Group, Inc. (OTC: CTGI) was purchased by LandAmerica (NYSE: LFG) for stock and cash in November 2006.

•

GeoVax Labs, Inc. (OTCBB: GOVX), GeoVax, Inc. a biotechnology company developing human vaccines for diseases caused by HIV-1 and other infectious agents.

•

 Bio-Path Holdings, Inc. (OTCBB: BPTH), a company commercializing certain technologies licensed from M.D. Anderson Cancer Center, one of the world’s top-rated cancer centers.

Since 2007, Mr. Scharmann has been a managing principal of Sycamore Ventures, LLC (“Sycamore”), Ogden, UT. Sycamore consults both public and privately held companies relating to management, mergers and acquisitions, debt and equity financing, capital market access, and market support. Mr. Scharmann is an officer of Nightingale, Inc., a publicly held acquisition company currently seeking reverse merger acquisitions. He is an officer of Roycemore Corporation, a firm specializing in the development and acquisition of self-storage facilities. He is also an officer of Nevada Land Holding Company, a privately held real estate acquisition company. Mr. Scharmann is a co-founder of www.wffl.com, a youth sports information web site. He graduated from Weber State University, Ogden, UT in 1997 with a Bachelors of Integrated Studies Degree in Business, Psychology and Health Education.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioethics, Ltd.

Date:  August 6, 2015

By:   /s/ Mark A. Scharmann

Mark A. Scharmann

Chief Executive Officer and Principal Financial Officer